UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  February 15, 2005
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                                MONSANTO COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      001-16167                                          43-1878297
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 (Commission File Number)                    (IRS Employer Identification No.)


800 North Lindbergh Boulevard, St. Louis, Missouri              63167
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  (Address of Principal Executive Offices)                   (Zip Code)

                                 (314) 694-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On February 15, 2005, Monsanto Company (the "Company") entered into agreements to acquire Emergent Genetics, Inc. a Delaware corporation ("Emergent Genetics U.S.") and Emergent Genetics India Ltd. ("Emergent Genetics India") for $300 million, subject to post-closing working capital adjustments, as more fully described below. The agreements were subject to approval of the Company's Board of Directors, which was obtained on February 16, 2005.

Acquisition of Emergent Genetics U.S.

On February 15, 2005, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with EG Acquisition Co., a Delaware corporation and wholly owned subsidiary of the Company, Emergent Genetics U.S., and International Seed Holdings, L.P. ("ISH"), a Cayman exempt limited partnership and the majority shareholder of Emergent Genetics U.S., pursuant to which EG Acquisition Co. will be merged with and into Emergent Genetics U.S. Following the merger, Emergent Genetics U.S. will continue as the surviving corporation and as a wholly owned subsidiary of the Company, and the separate corporate existence of EG Acquisition Co. will cease.

The Merger Agreement is subject to customary terms and conditions, including regulatory approvals. The aggregate consideration to be paid by the Company for the acquisition of Emergent Genetics U.S. is $242 million in cash, subject to a post-closing working capital adjustment. ISH approved the Merger Agreement by written consent on February 14, 2005.

A copy of the Merger Agreement is filed as Exhibit 2.1 to this Form 8-K and is incorporated in this Item 1.01 by reference. The description of the Merger Agreement above is qualified in its entirety by reference to the full text of the Merger Agreement. There can be no assurance that the transactions contemplated by the Merger Agreement will be consummated.

Acquisition of Emergent Genetics India

On February 15, 2005, the Company entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Emergent Genetics India and ISH, the sole shareholder of Emergent Genetics India, pursuant to which the Company will acquire all of the outstanding capital stock of Emergent Genetics India.

The Stock Purchase Agreement is subject to customary terms and conditions, including regulatory approvals. The aggregate consideration to be paid by the Company for the acquisition of Emergent Genetics India is $58 million in cash, subject to a post-closing working capital adjustment.

A copy of the Stock Purchase Agreement is filed as Exhibit 2.2 to this Form 8-K and is incorporated in this Item 1.01 by reference. The description of the Stock Purchase Agreement above is qualified in its entirety by reference to the full text of the Stock Purchase Agreement. There can be no assurance that the transactions contemplated by the Stock Purchase Agreement will be consummated.

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

Item 9.01.  Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit 2.1 Agreement and Plan of Merger, dated as of February 15, 2005, by and among Monsanto Company, EG Acquisition Co., Emergent Genetics, Inc. and International Seed Holdings, L.P.*

Exhibit 2.2 Stock Purchase Agreement dated as of February 15, 2005, by and among Monsanto Company, Emergent Genetics India Ltd. and International Seed Holdings, L.P.*

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*    Schedules  and  similar  attachments  to the  Merger  Agreement  and  Stock
     Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MONSANTO COMPANY


Date:   February 22, 2005          By:   /s/ Jennifer L. Woods
                                      ------------------------------------------
                                   Name:    Jennifer L. Woods
                                   Title:   Assistant Secretary




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
                                  EXHIBIT INDEX


Exhibit No.     Document

2.1 Agreement and Plan of Merger, dated as of February 15, 2005, by and among Monsanto Company, EG Acquisition Co., Emergent Genetics, Inc. and International Seed Holdings, L.P.*

2.2 Stock Purchase Agreement dated as of February 15, 2005, by and among Monsanto Company, Emergent Genetics India Ltd. and International Seed Holdings, L.P.*


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*    Schedules  and  similar  attachments  to the  Merger  Agreement  and  Stock
     Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.